Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.23AS

FIFTY-THIRD AMENDMENT

TO

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

DISH NETWORK L.L.C.

This FIFTY-THIRD AMENDMENT (this “53rd Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and DISH Network L.L.C., a Colorado limited liability company (“Customer”).  This 53rd Amendment shall be effective as of the date last signed below (the “Effective Date”).  CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (Document #2301656) effective as of January 1, 2010, (together with all previous amendments thereto, the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this 53rd Amendment.  If the terms and conditions set forth in this 53rd Amendment shall be in conflict with the Agreement, the terms and conditions of this 53rd Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this 53rd Amendment shall have the meaning set forth in the Agreement.  Upon execution of this 53rd Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this 53rd Amendment.  Except as amended by this 53rd Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

WHEREAS, CSG and Customer entered into that certain Twenty-Ninth Amendment to the Agreement dated October 29, 2012 (CSG document number 2314181) (the “29th Amendment”), which added to the Agreement the CSG payment gateway service that is currently provided to Customer by CSG through the use of essential third party services (such previously-provided payment gateway service, the "CSG Payment Gateway Service").  CSG has developed a new payment gateway service with less dependency on such third party services and Customer desires to discontinue its use of the CSG Payment Gateway Service to instead use the new payment gateway service described in this 53rd Amendment (the “New Payment Gateway Service”).

THEREFORE, CSG and Customer agree as follows as of the Effective Date:

1.

   Customer desires to use, commencing on the Effective Date and expiring with the Agreement unless otherwise terminated as provided in the Agreement or this 53rd Amendment (the “Payment Gateway Term”), and CSG shall provide to Customer, during the Payment Gateway Term, the New Payment Gateway Service as described herein.  As a result, SCHEDULE A, “Services” of the Agreement is hereby AMENDED to add “New Payment Gateway Service” to the list of Services and to add EXHIBIT A-4(i), “New Payment Gateway Service,” attached hereto.  CSG and Customer acknowledge that CSG will migrate Customer from the CSG Payment Gateway Service to the New Payment Gateway Service in phases.  CSG and Customer agree that until Full Migration (as defined below), the terms of the 29th Amendment shall be applicable to Customer’s use of the CSG Payment Gateway Service and the terms of this 53rd Amendment shall be applicable to Customer’s use of the New Payment Gateway Service.

2.	SCHEDULE F, “FEES,” CSG SERVICES, Section III. entitled “Payment Procurement,” is hereby AMENDED to add a new subsection H. entitled “New Payment Gateway Service” as follows:

H.       New Payment Gateway Service (Notes 1, 7-8)

Description of Item/Unit of Measure	Frequency	Fee
1.Setup/Implementation of Merchant ID (per ******** **) (Note 2)	*** *******	$******
2.Transactions
§New Payment Gateway Service Fee (per ***********) (Note 3-6)	*******	$******

Note 1: Setup and implementation fees shall be as set forth in the above table and no other fees or expenses shall apply to setup and implementation of the New Payment Gateway Service.

Note 2: For the purposes of the Agreement, as amended by this 53rd Amendment, the Setup/Implementation Merchant ID fee of $****** shall be ****** *** *** ***** *** (**) ******** *** requested by Customer.

Note 3: Transaction types may include, but are not limited to, credit and debit card authorization attempts, reversals, and refunds (Visa, MasterCard, American Express, and Discover). The New Payment Gateway Service Fee will be invoiced ** ******* on a ******** ***** basis.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Note 4: Customer shall have *** (*) or more separate agreements with Card Processors and as such may incur additional fees as described in EXHIBIT A-4(i), "New Payment Gateway Service" of the Agreement.

Note 5: CSG’s bankcard processing services are required for the New Payment Gateway Service.  This fee is in addition to Customer’s contracted transaction fee for such bankcard services, which is included within SCHEDULE F,  “FEES,” CSG SERVICES, Section I. entitled Processing, subsection C. entitled “Listing of Products and Services, of the Agreement, included in the Monthly Processing Fee,” Notes 18 and 19.

Note 6: The New Payment Gateway Service per transaction fee shall not be subject to the ****** ***** ******** outlined in the Agreement (Section * entitled “******** ** ****”) until ******** **, ****.  Thereafter the parties shall enter into good faith negotiation for any on-going fees related to the New Payment Gateway Service.  In the event the parties are unable to agree, CSG shall no longer be obligated to provide and Customer shall no longer be obligated to use the New Payment Gateway Service.

Note 7: Following commencement of the provision of the New Payment Gateway Service, CSG shall continue to provide and Customer shall continue to pay for the New Payment Gateway Service until the earlier of (a) termination or expiration of the Agreement (and any applicable Termination Assistance as provided in the Agreement) or (b) termination of the New Payment Gateway Service by either party in accordance with the terms of the Agreement or this 53rd Amendment.

Note 8: Upon Full Migration (as defined in the 53rd Amendment) of the New Payment Gateway Service into Customer’s production environment for its available use for all Active Subscribers (ACP/CCS) and disconnected subscribers (ACP/CCS) and as long as Customer is using the ******** ****** and ******** ******** under the Agreement, *** ***** ******* ******** **** ******** ******* ******* of (a) *** ******* ***** ******** ******* ($**********) to be applied a****** *** ** **** ** ******** ******** ****** ***** ****** **** and/or ******** *********** **** due and applicable to Customer’s purchase or use of the ******** *******or ******** ********, and (b) *** ******* ***** ******** ******* ($**********) to be applied and used against fees due for ******** ************ ********, ******** ******** ****** ***** ****** **** and/or ******** *********** ****, in each case, as provided under an ******** SOW executed under EXHIBIT *** of that certain ************ Amendment to the Agreement (CSG document number *******).  For the avoidance of doubt, the foregoing *******, subject to the conditions stated herein, ******* ** ********* ****** ****** of **** ******* ******** ******* ($**********) that may not be used retroactively to an invoice provided in the normal course of business.

3.	Customer desires, and CSG agrees, to add the New Payment Gateway Service to Customer’s QT04, QT05 and QT07 environments.

4.	SCHEDULE *, “*********** ********* *** ********” of the Agreement, is hereby AMENDED to include the following:

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********

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

***********	******** ****	********	*********	******** ***** ******
*** ****** ***	********	*** (*) ****	**** ******* ** (**)

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5.	EXHIBIT ***, “*********** ********” of the Agreement is hereby AMENDED to include the following under Section *. “************”:

8.  *** ******* ******* *******. *** *** ******* ******* ******* **** ******* ****% ****** ** *** ********** ***********.  *** **** **** ******** ***** ****** *** ***** ****** (**) **** ** ***** *** *** ******* ******* ******* ****** ** **** **** ****% ** *** ********** ************ *** **** ***** ** ******* ****** ** *** ****** ** *% ** *** ************ ******* ******** ***** *** *** *** ******* ******* ******* ***. *** ************* ********* ******** ***** *** ** ******** ** * ******* ***** ****** *** ******** ** ******* *********** ** *** *** ******* ******* ******* ************. *** ******** **** ************ *** ******** **** *** ******* ***** ********** *** *******.

********** ** *** ***** **** ******** ***** ********* *** **** *** ********* **** ********* ** *** *** ******* ******* ******* ** ********'* ********** ************ *** *** ******* ******* ******* ******** ***** ** ** *******:

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

****% *** ***** ****** ************	*% ** ******* ******** ***** *** *** ******* ******* *******
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6.

Use of the New Payment Gateway Service. As permitted by the essential third parties, and as mutually agreed between CSG and Customer, the CSG Payment Gateway Service may be accessed and used by Customer for a period not to exceed *** (*) ****** after Full Migration to the New Payment Gateway Service. “Full Migration” has occurred when implementation of the New Payment Gateway Service results in the New Payment Gateway Service being used by Customer in the Production Environment and Customer’s general cessation of use of the CSG Payment Gateway Service (except as permitted under this Section 6).  In the event production issues occur within the New Payment Gateway Service that are ********** ****** * ****** ******, as ******** ****** ******* *** *** ********, then CSG and Customer, ***** **** *** ********* ***** *******, will coordinate activities to ************ the *** ******* ******* ******* and provide the *** ******* ******* ******* to Customer (as provided in the **** ********* and at ** ********** **** or ******* to Customer). In such event:

•	Merchant IDs and code tables will be updated by CSG
•	Authorizations will flow to the CSG Payment Gateway Service
•	Settlement files will be sent to the appropriate destination depending on where the authorization occurred
•	Funding of merchant accounts will occur based upon where the authorization occurred
•

Customer’s use of the CSG Payment Gateway Service shall not exceed twenty-four (24) hours from the commencement of access of the CSG Payment Gateway Service by Customer, unless otherwise deemed necessary by CSG or mutually agreed between CSG and Customer

•	CSG will produce *** (*) CPSD-036 production reports; *** (*) for each authorization destination
•	Depending on any additional steps required by essential third parties, CSG will make the necessary changes to merchant IDs and code tables within *** (*) hours.

7.	SCHEDULE H, “CSG Systems, Inc. Business Continuity / Disaster Recovery Plan” of the Agreement is hereby AMENDED to include the New Payment Gateway Service as a **** * service.

8.

    Limitation of Liability.  NEITHER PARTY NOR ITS AFFILIATES WILL BE LIABLE TO THE OTHER PARTY AND/OR ITS AFFILIATES FOR DAMAGES ARISING OUT OF OR IN CONNECTION WITH (a) CSG’S PROVISION OF THE NEW PAYMENT GATEWAY SERVICES HEREUNDER, OR (b) THE PERFORMANCE OR FAILURE TO PERFORM SUCH PARTY’S OBLIGATIONS ARISING PURSUANT TO THE NEW PAYMENT GATEWAY SERVICE, INCLUDING, BUT NOT LIMITED TO, THE PERFORMANCE OF NEW PAYMENT GATEWAY SERVICES HEREUNDER, IN EXCESS OF THE LESSER OF (i) **** ******* ******** ******* ($**********) OR (ii) **** ******** **** ** ******** *** *** *** ******* ******* ******* (in either event, the “Payment Gateway Liability Cap”). NOTWITHSTANDING THE FOREGOING LIMITATIONS, THE LIMITATION OF LIABILITY PROVIDED IN THIS SECTION FOR DIRECT DAMAGES SHALL NOT (A) APPLY TO THE EXTENT THAT APPLICABLE LAW SPECIFICALLY REQUIRES LIABILITY, (B) apply TO THE EXTENT THAT THE LIABILITY ARISES OR RESULTS FROM FRAUD OR (C) BE CONSTRUED OR APPLIED SO AS TO LIMIT OR REDUCE (1) EITHER PARTY’S LIABILITY IN CONNECTION WITH GROSSLY NEGLIGENT ACTS RESULTING IN TANGIBLE PROPERTY DAMAGE OR PERSONAL INJURY; OR (2) ANY INDEMNIFICATION OBLIGATIONS, INCLUDING, BUT NOT LIMITED TO, THE INDEMNIFICATION OBLIGATIONS SET FORTH IN SECTION 13 (INDEMNITY) of the agreement OR SECTION 21 (CONFIDENTIALITY) of the agreement.  CSG shall not be responsible for any interchange fees or for any downgrade or shift in interchange qualification arising out of or in connection with the New Payment Gateway Service.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

SOLELY WITH REGARD TO THE NEW PAYMENT GATEWAY SERVICE, CSG SHALL NOT BE LIABLE TO CUSTOMER FOR PERFORMANCE OR FAILURE OF PERFORMANCE OF ANY CARD PROCESSOR, CARD ACQUIRER, ISSUING BANK, CARD ASSOCIATION, OR COMMUNICATIONS PROVIDER EXCEPT TO THE EXTENT THAT CSG CONTROLS, SUPERVISES OR DIRECTS THE ACTION OF ANY SUCH PARTY.

9.

    Termination.  For clarity, either CSG or Customer may terminate the use or provision of the New Payment Gateway Service in accordance with the applicable provisions of Section 19 (TERMINATION) of the Agreement.  In the event Customer terminates use of the New Payment Gateway Service prior to the *** (*) ***** anniversary of Full Migration to the New Payment Gateway Service because the New Payment Gateway Service is not performing in material accordance with the Documentation or an Ascendon SOW, or upon mutual agreement between CSG and Customer in accordance with the reasonable expectations of Customer, then the Ascendon credits provided in Note 8 of SCHEDULE F, “FEES”, CSG SERVICES, subsection F. entitled “CSG Payment Gateway Service” of the Agreement shall remain available to Customer. In the event that Customer terminates for a reason other than as specified in the foregoing sentence prior to the *** (*) ***** anniversary of Full Migration, then the ******** credits provided in Note 8 of SCHEDULE F, “FEES”, CSG SERVICES, subsection F. entitled “CSG Payment Gateway Service” of the Agreement shall be rescinded and Customer shall be required to pay CSG for such credits.

a.

If on any date (a “Liability Cap Fulfillment Date”), regardless of whether the provisions of this Section 9(a) have been invoked previously by either or both parties, a party (the “Liable Party”) incurs liabilities that are subject to the Payment Gateway Liability Cap to the other party (the “Non-liable Party”) that, in the aggregate equal or exceed the Payment Gateway Liability Cap then in effect as applicable to such party, then, for a period of ****** (**) **** immediately following the Liability Cap Fulfillment Date (a “Liability Cap Termination Period”), each party ***** **** *** ***** ** ********* *** ******* ******* **** on *** **** than (i) ****** (**) days’ prior written notice to CSG in the event that Customer is the ***** *********** the Payment Gateway Term, or (ii) *** ******* ****** (***) ***** prior written notice in the event that CSG is the party terminating the Payment Gateway Term.  In the event that neither party sends ****** ** *********** of the Payment Gateway Term ****** * ********* *** *********** ******, then, upon the expiration of the applicable ********* *** *********** ******, the Payment Gateway Liability Cap applicable to the applicable Liable Party shall be ***** to an amount equal to THE LESSER OF (A) **** ******* ******** ******* ($**********) OR (B) **** ******** **** ********** ** *** **** ****** ********** ********* *** *********** **** ** ******** *** *** *** ******* ******* ******* (a “Liability Cap *****”).  Following an initial Liability Cap ***** with respect to any Liable Party, the procedure described in the foregoing provisions of this Section 9(a) may be repeated each time, if ever, that such Liable Party incurs additional liabilities to the Non-Liable Party that are ***** ** or ** ****** ** the ******* ******* ********* *** then applicable to such Liable Party.  In the event of a termination pursuant to this Section 9(a), during the Transition Period that follows the applicable Termination Notice sent pursuant to this Section 9(a), notwithstanding any prior operation of the Payment Gateway Liability Cap to limit a Liable Party’s liability, the Payment Gateway Liability Cap applicable to each party shall be THE LESSER OF (1) **** ******* ******** ******* ($**********) OR (2) **** ******** **** ** ******** *** *** *** ******* ******* ******* ****** *** ********** ********** ******; and

b.

Customer shall have the right to terminate the Payment Gateway Term on no less than ****** (**) ***** notice in the event that either (i) ******* **** *** ******* ** *** ******* ******* ********* *** that are ******* ** ******** to *** **** ******* *** ******* ******* ********* *** and Customer exercises its termination right within the ********* *** *********** ******, (ii) the New Payment Gateway Service ***** ** ** ********* ** ***** ****% of the ****, ******** ** * ******* *****, *********** (**) ***** *** ***, ***** (*) **** per ****, excluding scheduled Downtime for any ***** (*) *********** ****** during the Payment Gateway Term (a “******* ************ *******”) and Customer exercises its right to terminate within ****** (**) **** following Customer’s receipt of written notice from CSG that a ******* ************ ******* has occurred, or (iii) the *** ******* ******* ******* ***** to be ********* at ***** ****% of the ****, ******** ** * ******* *****, *********** (**) ***** *** ***, ***** (*) **** *** ****, excluding scheduled Downtime in any *** (*) ***** period during the Payment Gateway Term (a “******* ************ *******”) and Customer exercises its right to terminate within ****** (**) **** following Customer’s receipt of written notice from CSG that a ******* ************ ******* has occurred.  For clarity, the termination rights and provisions provided in this Section 9 do not modify, expand or increase Customer’s rights or obligations for any other Products or Services provided by CSG.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

10.

Migration. CSG shall provide, at Customer’s request, such support as Customer may reasonably request in migrating from the New Payment Gateway Service to an alternative solution (“Payment Gateway Termination Assistance Services”) upon expiration or termination of the Payment Gateway Term *** *** ****** or ** ****** **********, for reasonable payment mutually agreed to by the Parties.  The terms of this Section 11 shall survive the termination of CSG’s provision of the New Payment Gateway Service.  Except as the parties otherwise agree in writing, CSG shall provide Payment Gateway Termination Assistance Services at the Professional Services Rate set forth in SCHEDULE F “FEES”, CSG SERVICES, Section V entitled Technical Services, Item 2 of the Agreement.

11.

Reporting.  CSG agrees to provide Customer with comparable reports for the New Payment Gateway Service to those reports provided as of the Effective Date by CSG for the CSG Payment Gateway Service and in the same or similar format. CSG shall begin providing reporting for the New Payment Gateway Service promptly following migration of *** (*) or more Subscribers to the New Payment Gateway Service.  Customer understands that additional reporting requests beyond those currently provided for the CSG Payment Gateway Service will be defined in the requirements phase of the migration and shall be set forth in a mutually agreed upon Statement of Work.

*  *  *  *  *  *  *

[Remainder of page intentionally left blank.  Signature page follows.]

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

IN WITNESS THEREOF the parties hereto have caused this 53rd Amendment to be executed by their duly authorized representatives.

DISH Network l.l.c.	CSG SYSTEMS, INC.
By: /s/ Rob Dravenstott	By: /s/ Gregory L. Cannon
Name: Rob Dravenstott	Name: Gregory L. Cannon
Title: SVP and Chief Information Officer	Title: SVP, Secretary & General Counsel
Date: 8/29/16	Date: 8/30/16

[Signature page to Fifty-Third Amendment to CSG Master Subscriber Management System Agreement

Between CSG Systems, Inc. and DISH Network L.L.C.]

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

EXHIBIT A-4(i)

New Payment Gateway Service

1. New Payment Gateway Service.  The New Payment Gateway Service facilitates the routing of credit card transactions (Visa, MasterCard, Discover, and American Express) and debit card transactions (Visa and MasterCard),   to select third party processors.  The New Payment Gateway Service supports one-time and recurring credit card and debit card payments.  The New Payment Gateway Service is an additional feature beyond currently supported Credit Card Processing and Electronic Payment services and processes. Customer will have access to an online portal, or similar means, to process credits and refunds, perform transaction research and download reports.

2.  Requirements. Allowable payment types for the New Payment Gateway Service are MasterCard, VISA, American Express and Discover.  Customer is responsible for selecting a card processing merchant and establishing a merchant agreement with a CSG-approved (such approval not to be unreasonably withheld by CSG) card processor (each, a “Card Processor”).  The Card Processor will assign all applicable merchant ID numbers.  Customer must communicate their merchant ID information to CSG prior to using the New Payment Gateway Service.  Customer is responsible for all credit card and debit card related fees passed through or assessed by merchant banks, card processors, acquirers, issuers, Visa, MasterCard, Discover, American Express, or any other entity involved in the processing of associated transactions.  Fees may include, but are not limited to, interchange fees, assessment fees, per transaction fees, network security fees, switch fees, and administrative fees.  For transactions originating from non-CSG billing platforms, Customer is responsible for adhering to all applicable regulations that may be mandated by the card associations, debit networks, payment card industry, or other regulatory entity. Customer has selected an acquirer and a Card Processor to whom CSG will provide Customer Confidential Information and PII solely to support the New Payment Gateway Service.  Customer authorizes CSG to provide such Customer Confidential Information and PII to Customer’s selected acquirer and Card Processor solely to support the New Payment Gateway Service.

3.  Use of Card Processing Information.  Customer and CSG agree that all information and data accessed through the New Payment Gateway Service is “Confidential Information” and as such shall be kept strictly confidential in accordance with the Agreement.

4.  Intellectual Property.

(a) No License.  By this 53rd Amendment, Customer does not acquire any patent rights or copyright interest or other right claim or interest beyond what is provided in the Agreement or the 53rd Amendment, in the computer programs, forms, schedules, manuals, or other proprietary items utilized or provided by CSG in connection with the New Payment Gateway Service.

(b) Restrictions on Use.  Customer will not use or permit its respective employees, agents and subcontractors to use the trademarks, service marks, logos, names, or any other proprietary designations of CSG except in accordance with the Agreement.

(c) Data Accuracy.  Customer acknowledges that CSG is not responsible in any way for the accuracy or completeness of the third party processor information which may be accessed as part of the New Payment Gateway Service.

[Remainder of page intentionally left blank.]